UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2008

Thomas Weisel Partners Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	No. 000-51730	No. 20-3550472
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Montgomery Street San Francisco, California	94104
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (415) 364-2500

N.A.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On April 30, 2008, Thomas Weisel Partners Group, Inc. (the “Registrant”) issued a press release announcing financial results for its first quarter ended March 31, 2008. A copy of the Registrant’s press release containing this information is being furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information furnished pursuant to this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Registrant under the Securities Act of 1933 or the Exchange Act, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

The information furnished in this report, including Exhibit 99.1, shall not be deemed to constitute an admission that such information or exhibit is required to be furnished pursuant to Regulation FD or that such information or exhibit contains material information that is not otherwise publicly available. In addition, the Registrant does not assume any obligation to update such information or exhibit in the future.

Item 5.02	Departure of Directors or Certain Officers; Appointment of Certain Officers.

(b) & (c) On April 30, 2008, Registrant announced that Paul Slivon will cease serving as the Registrant’s Director of Institutional Sales. Mr. Slivon will continue to be a member of the Registrant’s Executive Committee and will continue to be responsible for the Registrant’s Private Client Department with Jeff Handy reporting to him. In addition, Mr. Slivon will focus on further building out Registrant’s asset management business. Further information regarding Mr. Slivon is incorporated by reference from Registrant’s Annual Report on Form 10-K and Annual Proxy Statement, which were filed with the SEC on March 17, 2008 and April 3, 2008, respectively.

On April 30, 2008, Registrant announced that Thomas Carbeau, who is currently a Managing Director and the Registrant’s New York head of institutional sales, will be named the Registrant’s Director of Institutional Sales and will serve on the Registrant’s Executive Committee.

Thomas Carbeau, age 35, joined Thomas Weisel Partners in 2006 and has served as a Managing Director and the head of Thomas Weisel Partners’ New York institutional sales department. Prior to joining Thomas Weisel Partners, Mr. Carbeau was an Executive Director and Director of equity institutional sales at CIBC World Markets from 2002 to 2006 and also worked in equity sales at CIBC World Markets (and its predecessor Oppenheimer & Co.) from 1994 to 2000. Mr. Carbeau was also a Vice President in the equity institutional sales department at Morgan Stanley from 2000 to 2001. Mr. Carbeau holds a bachelor’s degree in business administration from Georgetown University.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibit is furnished as part of this Current Report on Form 8-K:

99.1 Press release of the Registrant dated April 30, 2008.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Thomas Weisel Partners Group, Inc.

Date: April 30, 2008	By:	/s/ Shaugn Stanley
Name: Shaugn Stanley
Title: Chief Financial Officer

EXHIBIT INDEX

99.1     Press release of Thomas Weisel Partners Group, Inc. dated April 30, 2008.